                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 19, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                               1-13136 No.                    16-1455126
(State or other jurisdiction        (Commission File               (IRS Employer
of incorporation)                       Number)           Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

                              HOME PROPERTIES, INC.

                                 CURRENT REPORT
                                   ON FORM 8-K

Item 8.01.        Other Events
----------        ------------

Home Properties,  Inc. ("the Company") plans to file two registration statements on Form S-3 with the  Securities and Exchange  Commission  (SEC).  In connection with the filing of these registration statements on Form S-3, we are filing this current  report  on  Form  8-K  to  set  forth  audited  consolidated  financial statements and certain other financial  information  originally  reported within our Annual  Report on Form 10-K for the year ended  December 31,  2005  ("Annual
Report"), to reflect the reclassification of two properties from held for use to properties held for sale during the three-month period ended March 31, 2006.

We are updating our previously issued Annual Report due to certain provisions of
Statement  of  Financial  Accounting  Standards  No. 144,  "Accounting  for  the
Impairment  or  Disposal of  Long-Lived  Assets"  that  require us to report the results  of  operations  of a  property  if it has either  been  disposed  or is classified as held for sale in  discontinued  operations and meets certain other
criteria.   Accordingly,  the  Company  has  updated  its  audited  consolidated financial  statements  for the  year  ended  December 31,  2005 to  reflect  the reclassification  of two properties  that were disposed on April 5, 2006 as held for sale and met the criteria to be classified as discontinued operations in the quarter  ending March 31, 2006.  The results of these two  properties,  acquired during  2004,  are  classified  as held for  sale as of  December  31,  2005 and reflected in  discontinued  operations for the years ended December 31, 2005 and
2004. This Current Report on Form 8-K updates Items 6, 7, 8 and 15 of our Annual
Report to reflect the discontinued operations,  where applicable. No information other than that related to the discontinued  operations has been updated.  These reclassifications  of  discontinued  operations  have no effect on the Company's reported net income available to common shareholders,  financial condition, cash flows or funds from operations as reported in prior SEC filings.  Also, there is no effect to our previously issued audited consolidated financial statements for the year ended December 31, 2003.

Items 6, 7, 8 and 15 of our Annual Report are set forth on Exhibits 99.1,  99.2,
99.3 and 99.4 hereto, respectively, and are incorporated by reference herein. We have not  modified  or updated  any other  disclosures  presented  in our Annual
Report. All other information in the Annual Report remains unchanged.

Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

         (d)      Exhibits

Exhibit
Number     Description
---------  ---------------------------------------------------------------------
23.1       Consent of Independent Registered Public Accounting Firm
                (PricewaterhouseCoopers LLP)
31.1       Section 302 Certification of Chief Executive Officer
31.2       Section 302 Certification of Chief Financial Officer
32.1       Section 906 Certification of Chief Executive Officer
32.2       Section 906 Certification of Chief Financial Officer
99.1       Selected Financial Data
99.2       Management's Discussion and Analysis of Financial Condition and
                Results of Operation
99.3       Financial Statements and Supplementary Data
99.4       Financial Statements and Financial Statement Schedules

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                               HOME PROPERTIES, INC.
                               ---------------------
                               (Registrant)

                               Date:    September 19, 2006

                               By:      /s/ Edward J. Pettinella
                                        -------------------------------------
                                        Edward J. Pettinella
                                        President and Chief Executive Officer

                               Date:    September 19, 2006

                               By:      /s/ David P. Gardner
                                        -------------------------------------
                                        David P. Gardner
                                        Executive Vice President and
                                        Chief Financial Officer